UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2009

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in a Current Report on Form 8-K filed by Tier Technologies, Inc., or Tier, on February 2, 2009, Tier completed the acquisition of substantially all of the assets of ChoicePay, Inc. on January 27, 2009.  Pursuant to Item 9.01 of Form 8-K, this Form 8-K/A amends the Form 8-K filed on February 2, 2009, and is being filed in order to include the historical financial statements of ChoicePay, Inc. and the related pro forma financial information that were excluded from such Form 8-K as permitted by Item 9.01 of Form 8-K.  The complete text of Item 9.01 is hereby amended as set forth below.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements are included in this report:

Audited balance sheet of ChoicePay as of December 31, 2007 and the related statements of operations, shareholders’ equity, and cash flows for the year then ended and notes thereto are attached hereto as Exhibit 99.1.

Unaudited balance sheet of ChoicePay as of September 30, 2008 and the related statements of operations and cash flows for the nine months ended September 30, 2008 and 2007 and the notes thereto are attached as Exhibit 99.2

(b)	Pro Forma Financial Information.

An unaudited pro forma condensed consolidated balance sheet as of December 31, 2008, and the unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2008 and the three months ended December 31, 2008 are attached hereto as Exhibit 99.3

(c)	Exhibits.

See the exhibit index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: April 8, 2009

Exhibit Index
Exhibit
No                 Description
2.1	Asset Purchase Agreement between Tier Technologies, Inc., Cowboy Acquisition Company and ChoicePay, Inc., dated as of January 13, 2009. *
23.1	Consent of BKD, LLP Independent Registered Public Accounting Firm.
99.1	Audited Financial Statements of Business Acquired as of December 31, 2007 and for the year ended December 31, 2007.
99.2	Unaudited Financial Statements of Business Acquired as of September 30, 2008 and for the nine months ended September 30, 2008 and 2007.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements as of December 31, 2008 and for the three months ended December 31, 2008 and for the twelve months ended September 30, 2008.

* Filed as an exhibit to the current report on Form 8-K filed by Tier Technologies, Inc. on January 20, 2009 and incorporated herein by reference.